SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

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☐	Soliciting Materials Pursuant to 240.14a-11(c) or 240.14a-12 14a-11(c) or 240.14a-12

BAM! ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BAM! ENTERTAINMENT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       You are cordially invited to attend the Annual Meeting of Stockholders of BAM! Entertainment, Inc., a Delaware corporation (the “Company”), to be held at the Hotel de Anza located at 233 West Santa Clara Street, San Jose, California 95113 on December 19, 2003, at 10:00 a.m. Pacific Time.

      The Annual Meeting of the Stockholders of the Company is being held for the following purposes:

1.	To elect one member to the Board of Directors to serve for a three-year term as a Class III Director;

2.	To approve the Company’s 2003 Stock Option, Deferred Stock and Restricted Stock Plan, which provides for 1,500,000 shares of the Company’s Common Stock to be authorized and reserved for issuance under the Plan;

3.	To approve a transaction or series of transactions that may result in the issuance of more than 20% of the outstanding shares of the Company’s Common Stock;

4.	To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for the year ending June 30, 2004; and

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors recommends a vote “for” each of the nominees and for each proposal listed above.

      The Board of Directors has fixed the close of business on November 10, 2003 as the record date for determining those stockholders who will be entitled to vote at the meeting.

      Your proxy is enclosed. You are cordially invited to attend the meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy and return it in the enclosed postage paid envelope. The giving of this proxy will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy promptly to avoid the expense of additional proxy solicitation.

For the Board of Directors

GEORGE M. SUNDHEIM, III,
Secretary

Dated: November 26, 2003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF 2003 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN
PROPOSAL NO. 3 APPROVAL OF A TRANSACTION OR A SERIES OF TRANSACTIONS TO ISSUE SHARES EQUAL TO OR IN EXCESS OF 20% OF THE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL ACCOUNTING FIRM FEES AND RELATED INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
STOCKHOLDER RETURN PERFORMANCE PRESENTATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCKHOLDERS’ PROPOSALS
OTHER BUSINESS
APPENDIX A

BAM! ENTERTAINMENT, INC.

PROXY STATEMENT
For Annual Meeting to be Held
December 19, 2003, at 10:00 a.m. Pacific Time

       This proxy statement is delivered to you by BAM! Entertainment, Inc. (the “Company”), a Delaware corporation, in connection with the Company’s Annual Meeting of Stockholders to be held on December 19, 2003 at 10:00 a.m. Pacific Time at the Hotel de Anza located at 233 West Santa Clara Street, San Jose, CA 95113 (the “Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is November 26, 2003. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted for the election of the nominees for director named herein. Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Meeting. The Company’s principal executive office is located at 333 West Santa Clara Street, Suite 716, San Jose, California 95113.

      The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail. In addition, the officers and regularly engaged employees of the Company may, in a limited number of instances, solicit proxies personally or by telephone. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of Common Stock of the Company.

      The Company’s Annual Report to Stockholders for the fiscal year ended June 30, 2003, as amended, is concurrently being provided to each stockholder.

      Holders of Common Stock of record at the close of business on November 10, 2003 will be entitled to vote at the Meeting. There were 16,775,388 shares of Common Stock outstanding at that date. For ten days prior to the Meeting, a complete list of stockholders entitled to vote will be available for inspection at the Company’s principal executive offices during ordinary business hours. Each share of Common Stock is entitled to one vote, and the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the Meeting. The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of the nominee for director. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. The Company’s 2003 Stock Option, Deferred Stock and Restricted Stock Plan, which provides for 1,500,000 shares of Common Stock to be authorized and reserved for issuance, requires the affirmative vote of a majority of all of the shares entitled to vote thereon. The approval of a transaction or transactions whereby the Company may issue in excess of 20% of the Company’s outstanding Common Stock requires the affirmative vote of a majority of all shares entitled to vote thereon. The affirmative vote of a majority of all votes cast at a meeting at which a quorum is present is necessary for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent accountants. For purposes of the vote on these matters, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Broker non-votes occur when a broker holding a customer’s securities in street name has not received voting instructions from the customer on certain matters.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The Company’s Board of Directors is divided into three classes, with each class serving a three-year term and thereafter until their successors are duly elected and qualified or until death, resignation or removal. One class of directors is elected annually at the Annual Meeting of Stockholders. The Company’s Bylaws currently provide for a variable Board of Directors with no more than nine members. The Company’s Bylaws give the Board of Directors the authority to establish, increase or decrease the number of directors. The Company currently has six members on its Board of Directors. Steven J. Massarsky and David E. Tobin resigned as directors of the Company on August 14, 2003 and October 30, 2003, respectively. Robert T. Slezak, a director of the Company since June 2001, is not seeking re-election as a director of the Company and is retiring from the Board of Directors effective as of the date of the Annual Meeting. The Board of Directors has passed a resolution that will decrease the number of authorized members of the Board of Directors to five members effective upon the retirement of Mr. Slezak from the Board. Stockholders cannot vote for a greater number of persons than the one nominee named. The Board of Directors has undertaken a search to find two new directors who will be able to serve on the Company’s Audit Committee and Compensation Committee. When two suitable nominees have been found, the Board of Directors will increase the number of authorized members of the Board of Directors to seven members and appoint the nominees as new directors and members of the Audit Committee and Compensation Committee.

      Unless otherwise directed by stockholders within the limits set forth in the Bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of Anthony G. Williams, who is currently a member of the Company’s Board of Directors. The Company has been advised by Anthony G. Williams of his availability and willingness to serve if elected. In the event that Anthony G. Williams becomes unavailable or unable to serve as a member of the Company’s Board of Directors prior to the voting, the proxy holders will refrain from voting for him or will vote for a substitute nominee in the exercise of their best judgment.

      The Board of Directors recommends a vote “for” this director-nominee.

PROPOSAL NO. 2

APPROVAL OF 2003 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

      The stockholders are being asked to vote on a proposal to approve the 2003 Stock Option, Deferred Stock and Restricted Stock Plan. The 2003 Stock Option, Deferred Stock and Restricted Stock Plan was adopted by the Board of Directors on October 23, 2003, subject to stockholder approval.

      As of November 10, 2003, there was an aggregate of 2,034,343 shares of Common Stock issuable pursuant to outstanding stock options granted under the 2000 Stock Incentive Plan and certain non-plan options. In addition, as of November 10, 2003, an aggregate of 1,466,797 shares of Common Stock remained available for future grant under the 2000 Stock Incentive Plan. The Company anticipates that the number of shares of Common Stock available for future grant under the 2000 Stock Incentive Plan will be sufficient to cover projected option grants only through approximately March 2004. If the 2003 Stock Option, Deferred Stock and Restricted Stock Plan is not approved by the Company’s stockholders, the Company will not be able to grant any options to employees under the 2000 Stock Incentive Plan once all of the shares reserved for issuance under such plan have been used for grants of options. The Company’s Board of Directors believes it is in the best interests of the Company to approve the 2003 Stock Option, Deferred Stock and Restricted Stock Plan, which provides for 1,500,000 shares of Common Stock to be authorized and reserved for issuance, so that the Company can continue to attract and retain the services of those persons essential to the Company’s growth and financial success.

      For a description of the material terms and conditions of the 2003 Stock Option, Deferred Stock and Restricted Stock Plan, please see “Summary of Executive Compensation — 2003 Stock Option, Deferred Stock and Restricted Stock Plan.” The full text of the 2003 Stock Option, Deferred Stock and Restricted Stock Plan is attached as Appendix A to this Proxy Statement.

      For a description of the federal income tax consequences of the 2003 Stock Option, Deferred Stock and Restricted Stock Plan, please see “Summary of Executive Compensation — Federal Income Tax Consequences.”

      The Board of Directors recommends a vote “for” the approval of the 2003 Stock Option, Deferred Stock and Restricted Stock Plan.

PROPOSAL NO. 3

APPROVAL OF A TRANSACTION OR A SERIES OF TRANSACTIONS TO ISSUE SHARES EQUAL TO OR IN EXCESS

OF 20% OF THE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK

      The Company is contemplating a transaction or series of transactions pursuant to which the Company will sell and issue a number of shares of Common Stock or securities convertible into shares of Common Stock, which would equal or exceed 20% of the Company’s outstanding Common Stock as of the date of the Annual Meeting of Stockholders and shall be no more than 8,000,000 shares. Such sale and issuance may or may not be below book or market value of the Common Stock, depending on the market price of the Common Stock on the applicable closing date, but in no event will the price be less than 80% of the average of the closing bid price of the Company’s Common Stock as quoted on the Nasdaq Stock Market for a period not to exceed 30 trading days from the date of issuance. The Company may also grant the purchaser or purchasers of such shares warrants to purchase additional shares of the Company’s Common Stock, although the shares underlying the warrants may not exceed one share for each share purchased. The warrants would have a five-year term and would be exercisable at a price per share no less than the lesser of (i) the closing bid price of the Company’s Common Stock on the Nasdaq Stock Market on the business day immediately preceding the date of issuance of the warrants and (ii) the average of the closing bid price of the Company’s Common Stock on the Nasdaq Stock Market for the five business days immediately preceding the date of issuance of the warrants. The maximum amount of proceeds that the Company may raise from the contemplated transaction or series of transactions is $10 million. We expect to use the proceeds for general corporate purposes including working capital and for possible acquisitions, although we currently have no commitments or agreements and are not involved in any negotiations with respect to any acquisitions of companies, products or assets. The contemplated transaction or series of transactions will occur no later than March 16, 2004. At the time of the mailing of this Proxy Statement, the Company has not entered into, and does not have any current plans, proposals or arrangements to enter into, any contracts nor signed, and does not have any current plans, proposals or arrangements to sign, any engagement letters that would bind the Company to a contract to sell Common Stock or securities convertible into shares of Common Stock that individually or in the aggregate would equal or exceed 20% of the Company’s outstanding Common Stock as of the date of the Annual Meeting of Stockholders. Therefore, since the Company has not entered into any such agreements and because there are no certain terms of any such transaction other than as set forth above, the Company is unable to provide the stockholders with additional details of such a proposed transaction or series of transactions at this time.

      The Nasdaq Stock Market requires the approval of stockholders prior to the issuance of more than 20% of the outstanding Common Stock (or securities convertible into or exercisable for Common Stock) of the Company at a price less than the greater of book or market value. The Company is seeking stockholder approval at the Meeting to avoid delay and additional expense in obtaining stockholder approval at a later date, in the event such stockholder approval is later required.

      The Board of Directors recommends a vote “for” the approval of a transaction or series of transactions that may result in the issuance of shares equal to 20% or more of the outstanding Common Stock of the Company.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      For the fiscal year ended June 30, 2003, Deloitte & Touche LLP provided audit services that included examination of the Company’s annual consolidated financial statements. Upon the recommendation of the Audit Committee, the Company’s Board of Directors has selected Deloitte & Touche LLP to provide audit services to the Company and its subsidiaries for the fiscal year ending June 30, 2004. The stockholders are being requested to ratify such selection at the Annual Meeting of Stockholders. A representative of Deloitte & Touche LLP will attend the Annual Meeting to make any statements he or she may desire and to respond to appropriate stockholder questions.

      The Board of Directors recommends a vote to ratify the appointment of Deloitte & Touche LLP.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Nominee to the Board of Directors

      The following table sets forth certain information with respect to the nominee to the Board of Directors of the Company:

		Class and Year
		in Which Term
Name	Age	Will Expire	Position

Anthony G. Williams(1)(2)	44	Class III (2006)	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

     Anthony G. Williams has served on the Company’s Board of Directors since April 2001. From July 2000 to the present, Dr. Williams has been pursuing independent investment opportunities and non-commercial activities. From November 1994 to July 2000, Dr. Williams served in various Director positions as a partner at Goldman Sachs & Co., London, including Global Co-Head Swaps, Global Head of FICC Risk, and Global Head of Fixed Income Arbitrage. Dr. Williams earned a B.A., M.A., and Ph.D. in Physics from Cambridge University.

Directors Not Standing for Election

      The members of the Board of Directors who are not standing for election at this year’s Annual Meeting of Stockholders are set forth below:

		Class and Year
		in Which Term
Name	Age	Will Expire	Position

Robert T. Slezak(1)(2)	46	Class III (2003)	Director
Raymond C. Musci	42	Class I (2004)	Chief Executive Officer and Director
Anthony R. Williams	45	Class I (2004)	Vice Chairman of the Board
Mark Dyne	42	Class II (2005)	Director
Robert E. Lloyd	57	Class II (2005)	Director

(1)	Mr. Slezak is not seeking re-election as a director of the Company and is retiring from the Board of Directors effective as of the date of the Annual Meeting of Stockholders.

(2)	Member of the Audit Committee.

     Robert T. Slezak has served on the Company’s Board of Directors since June 2001. From November 1999 to the present, Mr. Slezak has worked as an independent management consultant, and from October 1989 through November 1999, Mr. Slezak served as the Chief Financial Officer of Ameritrade Holding Corporation, an online brokerage firm (NASDAQ:AMTD). Mr. Slezak earned a B.S. in Business Administration from the University of Nebraska at Omaha and an M.B.A. from Creighton University.

      Raymond C. Musci is the Company’s founder and has served as its Chief Executive Officer since May 2001 and a member of the Board of Directors since October 1999. Mr. Musci also served as Chief Operating Officer and Co-Chairman of the Board from July 2000 to April 2001, as President from October 1999 to January 2002 and Chief Financial Officer and Secretary from October 1999 to July 2000. From May 1996 through July 1999, Mr. Musci was President, Chief Executive Officer and a member of the board of directors of the US division of Infogrames Entertainment, S.A., a developer, publisher and distributor of interactive entertainment software. From September 1994 to July 1996, Mr. Musci served as a director of Ocean International, Ltd., the holding company of Ocean of America. From 1990 until its merger with Infogrames Entertainment (Paris Bourse:5257) in May 1996, Mr. Musci was co-founder, President, and Chief Operating Officer of Ocean of America, a private developer, publisher and distributor of interactive entertainment software. From October 1996 to the present, Mr. Musci has been a member of the board of directors of Brilliant Digital Entertainment, Inc., a developer, publisher and distributor of interactive entertainment software (AMEX:BDE), where he is a member of the audit and compensation committees. Mr. Musci earned a B.A. in Criminal Justice from Western New Mexico University.

      Anthony R. Williams has served as the Company’s Vice Chairman of the Board since May 2001 and as Co-Chairman of the Board from July 2000 to April 2001. Mr. Williams served as the Company’s Chief Executive Officer from July 2000 to May 2001 and as its Chief Financial Officer from July 2000 to March 2001. From February 1998 to July 2000, Mr. Williams served as the Co-Chairman and Chief Operating Officer of Take-Two Interactive Software, Inc. (NASDAQ:TTWO), a developer, publisher and distributor of interactive entertainment software. From April 1988 to February 1998, Mr. Williams was employed in various executive positions at Acclaim Entertainment, Inc. Mr. Williams currently serves as a director of the Near East Foundation, a private, nonprofit development agency dedicated to assisting people in the Middle East and Africa. Mr. Williams earned a B.A. in Economics from Cambridge University. In 2000, Mr. Williams and the staff of the Securities and Exchange Commission, or SEC, agreed to settle a proposed administrative proceeding relating to a press release issued by Acclaim in October 1995. Under the settlement, Acclaim and Mr. Williams, without admitting or denying the findings and conclusions of the SEC, have agreed to cease and desist from future violations of Sections 10(b) and 13(b) of the Securities and Exchange Act of 1934, as amended.

      Mark Dyne has served on the Company’s Board of Directors since July 2000. From October 1996 to the present, Mr. Dyne has served as Chairman of the Board at Brilliant Digital Entertainment, Inc. From September 1997 to the present, Mr. Dyne has also served as the Chairman of the Board of Tag-It Pacific, Inc. (AMEX:TAG), a specialty printing and packaging company for the garment, accessories and related market areas. Additionally, from October 1998 though January 2000, Mr. Dyne was Chairman and Chief Executive Officer of Virgin Interactive Entertainment Ltd., a distributor of software programs and video games in London, England. From June 1993 to October 1996, Mr. Dyne served as Co-Chief Executive Officer of Sega Enterprises, a theme park developer. Mr. Dyne is a founder and a director of Ozisoft Pty Ltd., a leading distributor of entertainment software in Australia and New Zealand. Mr. Dyne attended the University of California, Los Angeles.

      Robert E. Lloyd has served on the Company’s Board of Directors since November 2002 and previously served as a member of the Company’s Board of Directors from July 2000 to April 2001. From July 1998 to the present, Mr. Lloyd has served as a consultant and advisor to the Board of Directors of Nintendo of America, and he currently serves as Chairman of the V Foundation for Cancer Research. From 1995 to 1997, Mr. Lloyd served as non-executive Chairman of the Board of Mindscape, a developer and publisher of entertainment, educational and reference consumer software for personal computers, and from 1990 to 1994, he served as the Chairman and Chief Executive Officer of Mindscape. Mr. Lloyd earned a B.A. in Economics from Rutgers University and an M.B.A. from Pepperdine University.

Compensation of Directors

      Non-Employee Directors. The Company pays its non-employee directors annual compensation of $10,000 for serving on the Board of Directors and for attendance at meetings of the Board of Directors and the committees of the Board of Directors on which they serve. Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attending any Board of Director or committee meetings. Non-employee directors are eligible to receive, from time to time, grants of options to purchase shares of Common Stock and direct stock issuances of Common Stock under the 2000 Stock Incentive Plan as determined by the Board of Directors. During the fiscal year ended June 30, 2003, options to purchase a total of 135,000 shares of the Company’s Common Stock were granted to Non-Employee Directors as follows:

Name	Number of shares	Exercise Price	Date of Grant

Robert T. Slezak	15,000	$1.40	September 12, 2002
Robert T. Slezak	15,000	$0.51	December 2, 2002
Anthony G. Williams	10,000	$1.40	September 12, 2002
Anthony G. Williams	10,000	$0.51	December 2, 2002
Mark Dyne	15,000	$1.40	September 12, 2002
Mark Dyne	10,000	$0.51	December 2, 2002
David E. Tobin(1)	10,000	$1.40	September 12, 2002
David E. Tobin(1)	10,000	$0.51	December 2, 2002
Robert E. Lloyd	10,000	$0.51	December 2, 2002
Steven J. Massarsky(2)	15,000	$1.40	September 12, 2002
Steven J. Massarsky(2)	15,000	$0.51	December 2, 2002

(1)	Mr. Tobin resigned as a director of the Company on October 30, 2003.

(2)	Mr. Massarsky resigned as a director of the Company on August 14, 2003.

     Employee Directors. As of June 30, 2003, Raymond C. Musci was the only executive officer serving on the Board of Directors, and Robert W. Holmes, Jr. and Anthony R. Williams were the only non-executive employee directors serving on the Board of Directors. Mr. Holmes resigned as Chairman of the Board and as a director on August 14, 2003. George M. Sundheim, III served as an executive officer on the Board of Directors until November 13, 2002, when he did not seek re-election as a Class II director of the Company. Mr. Sundheim serves as the Company’s Secretary. For the fiscal year ended June 30, 2003, Mr. Sundheim was paid director fees totaling $3,750. Mr. Musci was not paid any director’s fees. Compensation for Messrs. Holmes and Williams is set forth below. Compensation for Raymond C. Musci, the Company’s Chief Executive Officer, is set forth under “Summary of Executive Compensation — Employment Agreements.”

      Employee directors are eligible to receive, from time to time, grants of options to purchase shares of Common Stock and direct stock issuances under the 2000 Stock Incentive Plan as determined by the Board of Directors. During the fiscal year ended June 30, 2003, options to purchase 416,145 shares of the Company’s Common Stock were granted to employee directors as follows:

Name	Number of shares	Exercise Price	Date of Grant

Raymond C. Musci	116,978	$0.561	December 2, 2002
Anthony R. Williams	116,978	$0.561	December 2, 2002
Robert W. Holmes, Jr.(1)	115,000	$1.40	September 12, 2002
Robert W. Holmes, Jr.(1)	57,189	$0.51	December 2, 2002
George M. Sundheim, III	10,000	$1.40	September 12, 2002

(1)	Mr. Holmes resigned as Chairman of the Board and as a director of the Company on August 14, 2003.

     In July 2000, the Company entered into a two-year employment agreement with Anthony R. Williams to serve as its Chief Executive Officer, which was amended to reflect his change in position within the Company to the non-executive employee director position of Vice Chairman of the Board effective June 2001. Mr. Williams is entitled to an annual base salary of $225,000 and is eligible for any bonus program or plan established for the Company’s employees. The employment agreement entitles Mr. Williams to receive stock options or other equity rights to be determined at the sole discretion of the Compensation Committee and to receive certain insurance and other employee benefits established for the Company’s employees. If the employment agreement is terminated for any reason, except for disability or cause, or if Mr. Williams resigns for good cause, he shall receive severance in an amount equal to 24 months of his then-current base salary, with 50% payable within 60 days of the termination date and 50% payable as salary continuing for 12 months following the termination date. In addition, he will receive 12 months of insurance coverage following the termination date. The employment agreement of Mr. Williams automatically renews for additional one-year terms if notice is not provided 60 days before the termination of the original term or each successive term of renewal.

      In November 2002, the agreement was amended whereby Mr. Williams’ annual base salary was reduced by 50% for the period between December 1, 2002 and June 30, 2003. In consideration for this reduction, Mr. Williams was granted an option to purchase 116,978 shares of the Company’s Common Stock at an exercise price of $0.561. The options fully vested on July 1, 2003.

      In June 2001, the Company entered into an agreement with Robert W. Holmes, Jr., to act as Chairman of the Board, which is a non-executive employee director position within the Company. Pursuant to the terms of the agreement, Mr. Holmes received compensation of $100,000 per year, and was issued stock options to purchase 47,000 shares of the Company’s Common Stock at an exercise price of $4.79 per share and 47,000 shares of the Company’s Common Stock at an exercise price of $8.00 per share, all of which were fully vested.

      Mr. Holmes was granted an option to purchase 115,000 shares of the Company’s Common Stock at an exercise price of $1.40 in September 2002. The vesting terms of this option grant was 25% on the anniversary of the grant, and 2.083% for each complete month of service thereafter over the next three years.

      In November 2002, the agreement was amended whereby Mr. Holmes’ annual compensation was reduced by 50% for the period between December 1, 2002 and June 30, 2003. In consideration for this reduction, Mr. Holmes was granted an option to purchase 57,189 shares of the Company’s Common Stock at an exercise price of $0.51. The options fully vested on July 1, 2003.

      Mr. Holmes resigned as Chairman of the Board and as a director on August 14, 2003. The Company’s Board agreed to accelerate vesting on all options to purchase the Company’s Common Stock previously granted to Mr. Holmes, and to extend the period in which he could exercise these options to February 14, 2004.

Committees and Attendance at Board Meetings

      During the fiscal year ended June 30, 2003, the Board of Directors held ten meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Office of the Chair did not meet. Each director attended 75% or more of the aggregate number of meetings held by (i) the Board of Directors and (ii) those committees of the Board of Directors on which such director served, except Mark Dyne did not attend three meetings of the Board of Directors.

      The Audit Committee was established by the Board of Directors in April 2001. The Audit Committee is currently comprised of two independent members of the Board of Directors and acts under a written Audit Committee Charter that was adopted by the Board of Directors. Robert T. Slezak is not seeking re-election as a director of the Company and is leaving the Audit Committee effective as of the date of the Annual Meeting of Stockholders. The Board of Directors has undertaken a search to find two new directors who will be able to serve on the Audit Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility of the corporate accounting and financial reporting process and is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors. The Audit

Committee reviews with the Company’s independent auditors the scope and timing of their audit services and any other services that they are asked to perform, the independent auditors’ report on our consolidated financial statements following completion of their audit, and the Company’s critical accounting policies and policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees, received through established procedures, or concerns regarding accounting or auditing matters. The Audit Committee also makes annual recommendations to our Board of Directors for the appointment of independent auditors for the ensuing year.

      All members of the Audit Committee are “independent” in accordance with the National Association of Securities Dealers, Inc. (“NASD”) Rules 4310(c)(26)(B)(i) and 4200(a)(15) that are currently applicable to the Company. The information contained in this paragraph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

      The Compensation Committee was also established by the Board of Directors in April 2001. The Compensation Committee is currently comprised of one independent member of the Board of Directors. The Board of Directors has undertaken a search to find two new directors who will be able to serve on the Compensation Committee. The Compensation Committee is responsible for the design, review, recommendation and approval of compensation, arrangements for the Company’s directors, executive officers and key employees, and for the administration of the Company’s 2000 Stock Incentive Plan, including the approval of grants under the 2000 Stock Incentive Plan to the Company’s employees, consultants and directors.

      In April 2002, the Board of Directors established the Office of the Chair, which works with the Company’s management to enhance the Company’s operational and internal reporting functions. The Office of the Chair was comprised of one non-executive employee director, Robert W. Holmes, Jr., and two non-employee directors, Mark Dyne and Robert T. Slezak, until being disbanded in November 2002.

      From time to time, the Board of Directors may establish other committees to facilitate the management of the Company’s business. The Board of Directors does not presently have a nominating committee.

Executive Officers

      The following table sets forth certain information with respect to executives who served as executive officers of the Company during the year ended June 30, 2003 who are not also members of the Board of Directors. For information concerning Raymond C. Musci see “Election of Directors — Directors Not Standing for Election.”

Name	Age	Position

Stephen M. Ambler	44	Chief Financial Officer and Vice President of Finance
Yves Legris	35	Executive Vice President and General Manager
George M. Sundheim, III	50	Secretary
Bernard Stolar(1)	57	Former Chief Operating Officer and President

(1)	Mr. Stolar left the Company in March 2003.

     Stephen M. Ambler has served as the Company’s Chief Financial Officer and Vice President of Finance since April 2001. From April 1994 to March 2001, Mr. Ambler served in various executive capacities, including Chief Financial Officer, Secretary and Senior Vice President Finance, at Insignia Solutions PLC (NASDAQ:INSG), a software developer. Mr. Ambler received his diploma in Accounting Studies, with distinction, from Oxford Polytechnic, and he is a member of the Institute of Chartered Accountants in England and Wales.

      Yves Legris has served as the Company’s Executive Vice President and General Manager since April 2002. From November 1994 through February 2002, Mr. Legris served in various capacities at Infogrames Entertainment, S.A., (Paris Bourse: 5257) a developer, publisher and distributor of interactive entertainment software, including Chief Operating Officer and Managing Director of Infogrames North America, its US division. Mr. Legris earned a B.A. in Business and Economics from the University of Toulouse and an M.B.A. from the Lyon Graduate School of Business.

      George M. Sundheim, III has served as the Company’s Secretary since July 2000, and from October 1999 to November 2002, he served as a member of its Board of Directors. From April 1986 until December 2001, Mr. Sundheim was a partner of the law firm of Doty Sundheim & Gilmore, a professional corporation, and since January 2002, he has served the same law firm as of counsel. Mr. Sundheim earned a B.A. in Economics from Stanford University and a J.D. from Northwestern University.

      Bernard Stolar served as the Company’s Chief Operating Officer and President from January 2002 to March 2003. From January 2000 through December 2000, Mr. Stolar was President of Mattel Interactive, the interactive division of Mattel Inc (NYSE:MAT), a designer, manufacturer and marketer of toy products on a worldwide basis. From July 1996 through August 1999, Mr. Stolar was President and Chief Operating Officer of Sega of America, Inc. From April 1994 through July 1996 Mr. Stolar served in various executive capacities at Sony Computer Entertainment of America, including Executive Vice President, Member of the Office of the President from October 1995 through July 1996, and Senior Vice President — Business Development from April 1994 through October 1995.

      No family relationships exist between any of the directors or executive officers of the Company.

Compensation Committee Interlocks and Insider Participation

      The Company’s Compensation Committee currently consists of Anthony G. Williams. Steven J. Massarsky served on the Committee until his resignation as a director on August 14, 2003. David E. Tobin served on the Committee until his resignation as a director on October 30, 2003. None of the executive officers of the Company serves on the board of directors or on the compensation committee of any other entity that has officers who serve on the Company’s Board of Directors or on the Company’s Compensation Committee, except for Raymond C. Musci who serves on the board of directors and compensation committee of Brilliant Digital Entertainment, Inc., a company of which Mark Dyne is the Chairman of the Board and Chief Executive Officer.

SUMMARY OF EXECUTIVE COMPENSATION

      The following table sets forth information concerning the annual and long-term compensation earned by the Company’s Chief Executive Officer and each of the other executive officers and former executive who served during the year ended June 30, 2003, and whose annual salary and bonus during the fiscal years ended June 30, 2001, 2002 and 2003 exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
					Compensation

					Awards
	Annual Compensation
					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)	Options(#)	Compensation($)

Raymond C. Musci(1)	2003	159,375	—	—	116,978	25,630	(7)
Chief Executive Officer	2002	225,000	—	—	—	24,952	(7)
	2001	225,000	—	—	—	17,959	(7)
Stephen M. Ambler(2)	2003	176,000	35,012	—	58,000	28,374	(8)
Chief Financial Officer	2002	176,000	—	—	14,981	31,464	(8)
	2001	40,000	—	—	59,925	1,587	(8)

							Long-Term
							Compensation

							Awards
	Annual Compensation
							Securities
					Other Annual		Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)		Compensation($)		Options(#)	Compensation($)

Yves Legris(3)	2003	215,000	37,895		29,026	(6)	56,667	26,893	(9)
Executive Vice President	2002	71,123	66,667	(5)	10,000	(6)	150,000	5,045	(9)
and General Manager
Bernard Stolar(4)	2003	159,375	—		—		120,000	31,289	(10)
Chief Operating Officer	2002	101,538	—		—		250,000	4,856	(10)
and President

(1)	Mr. Musci previously served as the Company’s President, Chief Operating Officer, Chief Financial Officer and Secretary.

(2)	Mr. Ambler joined the Company in April 2001.

(3)	Mr. Legris joined the Company in April 2002.

(4)	Mr. Stolar joined the Company in January 2002 and left the Company in March 2003.

(5)	Represents a signing bonus upon commencement of employment with the Company.

(6)	Represents a car allowance of $11,638 and $4,000 for 2003 and 2002, respectively, and an education allowance of $17,388 and $6,000 for 2003 and 2002, respectively.

(7)	Represents health and life insurance payments of $18,849, $14,452 and $9,521 for 2003, 2002 and 2001, respectively, and contributions of $6,781, $10,500 and $8,438 by the Company under its 401(k) Plan for 2003, 2002 and 2001, respectively.

(8)	Represents health and life insurance payments of $14,374, $11,964 and $1,587 for 2003, 2002 and 2001, respectively, and contributions of $14,000 and $19,500 by the Company under its 401(k) Plan for 2003 and 2002 respectively.

(9)	Represents health and life insurance payments of $12,546 and $1,839 for 2003 and 2002, respectively, contributions of $11,496 and $3,206 by the Company under its 401(k) Plan for 2003 and 2002, respectively, and personal airfares paid of $2,851 for 2003.

(10)	Represents health and life insurance payments of $10,289 and $4,856 for 2003 and 2002, respectively, and contributions of $21,000 and $3,206 by the Company under its 401(k) Plan for 2003 and 2002, respectively.

Employment Agreements

      In October 1999, the Company entered into a two-year employment agreement with Raymond C. Musci, its Chief Executive Officer, which was automatically renewed in October 2001 for an additional one-year term as set forth below and was amended to reflect his current position within the Company effective June 2001. Mr. Musci is entitled to an annual base salary of $225,000 and is eligible for any bonus program or plan established for the Company’s employees. The employment agreement entitles Mr. Musci to receive stock options or other equity rights to be determined at the sole discretion of the Compensation Committee and to receive certain insurance and other employee plans and benefits established for the Company’s employees. If the employment agreement is terminated for any reason, except for disability or cause, or if Mr. Musci resigns for good cause, he shall receive severance in an amount equal to 24 months of his then-current base salary, with 50% payable within 60 days of the termination date and 50% payable as salary continuing for 12 months following the termination date. In addition, he will receive 12 months of insurance coverage following the termination date. The employment agreement of Mr. Musci automatically renews for additional one-year terms if notice is not provided 60 days before the termination of the original term or each successive term of renewal.

      In November 2002, the agreement was amended whereby Mr. Musci’s annual base salary was reduced by 50% for the period between December 1, 2002 and June 30, 2003. In consideration for this reduction, Mr. Musci was granted an option to purchase 116,978 shares of the Company’s Common Stock at an exercise price of $0.561. The options fully vested on July 1, 2003.

      In March 2002, the Company entered into a three-year employment agreement with Yves Legris, its Executive Vice President and General Manager, which will automatically renew for additional one-year terms if notice is not provided 60 days before the termination of the original term or each successive term of renewal. Under the agreement, Mr. Legris is entitled to an annual base salary of $215,000 until June 30, 2003 and $265,000 thereafter. The salary may be increased each year at the sole discretion of the Compensation

Committee subject to a minimum increase of six percent per annum. Mr. Legris is also entitled under the agreement to a one time signing bonus of $66,667 upon joining the Company, a car and education allowance of $2,500 per month, and may participate in any bonus program or plan established for the Company’s employees. In addition, under the agreement, Mr. Legris was granted an option to purchase 150,000 shares of the Company’s Common Stock at an exercise price of $2.01, vesting over three years. The employment agreement entitles Mr. Legris to receive more stock options or other equity rights to be determined at the sole discretion of the Compensation Committee and to receive certain insurance and other employee plans and benefits established for the Company’s employees. If the employment agreement of Mr. Legris is terminated for any reason, except for disability or cause, or if Mr. Legris resigns for good cause, he shall receive severance in an amount equal to 12 months of his then-current base salary, with 50% payable within 60 days of the termination date and 50% payable as salary continuing for 12 months following the termination date. In addition, Mr. Legris will receive 12 months of insurance coverage following the termination date.

      In January 2003, the Company sent Mr. Ambler, the Company’s Chief Financial Officer and Vice President of Finance, a letter advising him that the Company will extend a separation payment of 12 months salary to him if his employment with the Company is terminated due to the sale of the Company.

      In January 2002, the Company entered into a two-year employment agreement with Bernard Stolar, its former Chief Operating Officer and President. Under the agreement, Mr. Stolar was entitled to an annual base salary of $225,000, was eligible for any bonus program or plan established for the Company’s employees, and was granted an option to purchase 250,000 shares of the Company’s Common Stock at an exercise price of $3.25, vesting over three years. The employment agreement entitled Mr. Stolar to receive more stock options or other equity rights as determined by the sole discretion of the Compensation Committee and to receive certain insurance and other employee plans and benefits established for the Company’s employees. Mr. Stolar resigned in March 2003. Under a separation agreement between Mr. Stolar and the Company, the Company agreed to accelerate the vesting of all options to purchase the Company’s Common Stock previously granted to Mr. Stolar, and to extend the period in which he could exercise these options to December 14, 2004.

      Compensation for Robert W. Holmes, Jr., the Company’s former Chairman of the Board, and Anthony R. Williams, the Company’s Vice Chairman of the Board is set forth under “Compensation of Directors — Employee Directors.”

      The employment agreements and directors agreements that the Company has entered into with its officers and directors, respectively, contain provisions specifying that the Company will indemnify and defend its officers and directors against any liability incurred in performance of services in their capacity as officers and directors to the fullest extent authorized by the Company’s certificate of incorporation, bylaws and applicable law.

Options Granted in the Fiscal Year Ended June 30, 2003

      The following table sets forth information regarding options granted to the Named Executive Officers during the fiscal year ended June 30, 2003. The total number of options granted to the Company’s employees (not including 135,000 shares underlying options granted to non-employee directors) during the fiscal year ended June 30, 2003 was 1,321,690. The exercise price per share of options granted represents the fair market value of the underlying shares of the Company’s Common Stock on the date the options were granted. The stock options expire ten years from the date of grant or earlier upon termination of employment. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or “option spreads” that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of compounded share price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. These gains do not represent the Company’s estimate or projection of the future price of the Common Stock. Actual gains, if any, on option exercises depend upon the future performance of the Common Stock.

	Options Granted in the Fiscal Year Ended June 30, 2003

	Individual Grants					Potential Realizable
						Value at Assumed
	Number of					Annual Rates of Stock
	Securities					Price Appreciation for
	Underlying		Percent of Total	Exercise or		Option Term
	Options		Options Granted to	Base Price	Expiration
Name	Granted(#)		Employees(%)	($/Share)	Date	5%($)	10%($)

Raymond C. Musci	116,978	(1)	8.9	0.561	12/2/12	41,271	104,589
Stephen M. Ambler	8,000	(2)	0.6	1.40	9/12/12	7,044	17,850
Stephen M. Ambler	50,000	(2)	3.8	0.51	12/2/12	16,037	40,640
Yves Legris	6,667	(2)	0.5	1.40	9/12/12	5,870	14,876
Yves Legris	50,000	(2)	3.8	0.50	12/13/12	15,722	39,844
Bernard Stolar	50,000	(3)	3.8	1.40	9/12/12	44,023	111,562
Bernard Stolar	70,000	(3)	5.3	0.50	12/13/12	22,011	55,781

(1)	Options vested and became exercisable on July 1, 2003.

(2)	Options vest and become exercisable at the rate of 25% on the first anniversary of the date of the grant, and 2.083% per month upon each complete month of service over the following three years thereafter, and are subject to accelerated vesting upon a change in control of the Company or termination of services by the Company without cause.

(3)	Under the terms of the grant, options vested and became exercisable at the rate of 25% on the first anniversary of the date of the grant, and 2.083% per month upon each complete month of service over the following three years thereafter, and were subject to accelerated vesting upon a change in control of the Company, or termination of services by the Company without cause. Under a separation agreement between Mr. Stolar and the Company entered into in March 2003 and amended in October 2003, the Company agreed to the immediate vesting of the options and extended the exercise period to December 14, 2004.

Aggregated Option Exercises in the Fiscal Year Ended June 30, 2003 and 2003 Fiscal Year-End Option Values

      The following table sets forth the outstanding stock options of the Named Executive Officers as of June 30, 2003. None of the Named Executive Officers exercised stock options in the fiscal year ended June 30, 2003. The value of the unexercised “in-the-money” options is based on the fair market value of $0.466 as of June 30, 2003, minus the exercise price, multiplied by the numbers of shares underlying the option.

	2003 Fiscal Year-End Option Values

	Number of Securities		Value of Unexercised
	Underlying Unexercised Options		In-The-Money Options
	at June 30, 2003		at June 30, 2003

Name	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)

Raymond C. Musci	—	116,978	—	—
Stephen M. Ambler	39,325	93,581	—	—
Yves Legris	50,000	156,667	—	—
Bernard Stolar	370,000	—	—	—

Equity Compensation Plan Information

      The following table provides information as of June 30, 2003 about the Company’s Common Stock that may be issued upon the grant of awards or exercise of options under the Company’s 2000 Stock Incentive Plan that was approved by our stockholders or that may be issued upon the exercise of options granted outside of the 2000 Stock Incentive Plan.

			Number of Securities
			Remaining Available for
	Number of Securities to be	Weighted-average	Future Issuance Under
	Issued upon Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and	Warrants and	Reflected in
Plan Category	Rights(#)(a)	Rights($)(b)	Column (a))(#)(c)

Equity compensation plans approved by security holders	2,036,606 (1)	2.29	2,116,880 (2)
Equity compensation plans not approved by security holders	268,800 (3)	3.36	—

Total	2,304,606		2,116,880

(1)	Represents options granted under the 2000 Stock Incentive Plan, including the 2001 Stock Incentive Plan (UK Part), to purchase 2,036,606 shares of the Company’s Common Stock.

(2)	Represents 1,443,632 shares reserved for issuance under the 2000 Stock Incentive Plan and 673,248 shares reserved for issuance under the 2001 Employee Stock Purchase Plan.

(3)	Represents an option granted on August 16, 2001 to David E. Tobin, a member of the Company’s Board of Directors until he resigned on October 30, 2003, to purchase 18,800 shares of the Company’s Common Stock at an exercise price of $4.7936 per share, which option vested 25% on the first anniversary of the date of grant and 2.083% per month for the following 36 months thereafter for which Mr. Tobin continued to serve as a member of the Board. As of Mr. Tobin’s resignation as a director of the Company on October 30, 2003, the option had partially vested and was exercisable with respect to 10,183 shares. Also, represents an option granted on January 22, 2002 to Bernard Stolar, the Company’s Chief Operating Officer and President, to purchase 250,000 shares of the Company’s Common Stock at an exercise price of $3.25 per share, which option was fully vested under a separation agreement entered into between Mr. Stolar and the Company in March 2003. The options were granted outside of the 2000 Stock Incentive Plan.

2003 Stock Option, Deferred Stock and Restricted Stock Plan

      As of October 23, 2003, the Company’s Board of Directors adopted the 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the “Plan”), which provides for the grant of qualified incentive stock options (“ISOs”) that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock options not so qualified (“NQSOs”), deferred stock and restricted stock awards (“Awards”). The Plan may be administered by either the Board of Directors or a committee of directors appointed by the Board of Directors (the “Committee”). ISOs may be granted only to the officers and employees of the Company or any of its subsidiaries, while NQSOs and Awards may be granted to officers and employees of, and non-employee directors, consultants and advisors to, the Company or any of its subsidiaries. The exercise price for any ISO granted under the Plan may not be less than 100% (or 110% in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the outstanding shares of the Company’s common stock) of the fair market value of the shares of the Company’s common stock at the time the option is granted. The exercise price for any NQSO granted under the Plan may not be less than 85% of the fair market value of the shares of the Company’s common stock at the time the option is granted. The purpose of the Plan is to provide a means of performance-based compensation in order to attract and retain qualified personnel and to provide an incentive to those whose job performance affects the Company.

      The Plan authorizes the grant of options to purchase, and Awards of, an aggregate of up to 1,500,000 shares of the Company’s Common Stock. The number of shares reserved for issuance under the Plan is subject to anti-dilution provisions for stock splits, stock dividends and similar events. If an option granted under the Plan expires or terminates, or an Award is forfeited, the shares subject to any unexercised portion of such option or Award will again become available for the issuance of further options or Awards under the Plan.

      Under the Plan, the Company may make loans available to stock option holders, subject to approval of the Board of Directors or the Committee, in connection with the exercise of stock options granted under the Plan. If shares of the Company’s Common Stock are pledged as collateral for such indebtedness, such shares may be returned to the Company in satisfaction of such indebtedness. If so returned, such shares shall again be available for issuance in connection with future stock options and Awards under the Plan.

      No options or Awards may be granted under the Plan after October 23, 2013, provided that the Company’s Board of Directors does not otherwise amend or terminate the Plan prior to such date.

      Options granted under the Plan will become exercisable according to the terms of the grant determined by the Board of Directors or the Committee. Awards will be subject to the terms and restrictions of the award made by the Board of Directors or the Committee. The Board of Directors and the Committee have discretionary authority to select participants from among eligible persons and to determine at the time an option or Award is granted, and in the case of options, whether it is intended to be an ISO or a NQSO, and when and in what increments shares covered by the option may be purchased. Under current law, ISOs may not be granted to any individual who is not also an officer or employee of the Company or any subsidiary.

      The exercise price of any option granted under the Plan is payable in full (i) in cash, (ii) by surrender of shares of the Company’s common stock already owned by the option holder having a market value equal to the aggregate exercise price of all shares to be purchased, (iii) by requesting that the Company withhold whole shares of the Company’s common stock then issuable upon exercise of the option based on the fair market value of the shares, (iv) by cancellation of indebtedness owed by the Company to the option holder, (v) by a full recourse promissory note executed by the option holder, (vi) by arrangement with a broker or (vii) by any combination of the foregoing.

      The Board of Directors may from time to time revise or amend the Plan and may suspend or discontinue it at any time. However, no such revision or amendment may impair the rights of any participant under any outstanding stock option or Awards without such participant’s consent or may, without stockholder approval, increase the number of shares subject to the Plan, materially modify the class of participants eligible to receive options or Awards under the Plan or extend the maximum option term under the Plan.

      In the event of a change of control, the Board of Directors may, in its sole discretion, declare that all outstanding stock options and Awards will fully vest and any indebtedness incurred in connection with the Plan will be forgiven. A “change of control” occurs when (i) any person becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the Company’s securities, (ii) in some circumstances, the stockholders approve a merger or consolidation, or (iii) the stockholders approve the complete liquidation, sale or disposition of all or substantially all of the Company’s assets.

      As of November 10, 2003, no options to purchase shares of the Company’s Common Stock had been granted or were outstanding under the Plan. The Company has 1,500,000 shares of its Common Stock underlying options available for grant under the Plan.

Federal Income Tax Consequences

      Incentive Stock Options. There is no taxable income to an employee of the Company when an incentive stock option is granted or when that option is exercised; however, generally the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be included in the optionee’s alternative minimum taxable income upon exercise. If the shares of Common Stock received upon exercise of the incentive stock option are disposed of in the same year the option was exercised, and the amount realized is less than the Common Stock’s fair market value at the time of exercise, the amount includable in the alternative minimum taxable income will be the amount realized upon the sale or exchange of the shares, less the optionee’s basis in the shares of Common Stock. Gain realized by an optionee upon the sale of shares of Common Stock issued upon exercise of an incentive stock option is taxable as a long-term capital gain, in accordance with the applicable holding periods, and no tax deduction is available to the Company, unless the optionee disposed of the shares of Common Stock of the Company within two years after the date of grant of the option or within one year after the date of exercise. In such event, the difference between the option exercise price and the fair market value of the Common Stock on the date of the optionee’s exercise will be taxed at ordinary income rates, and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction to the extent the optionee must recognize ordinary income.

      Nonqualified Stock Options. The recipient of a nonqualified stock option will not realize taxable income upon the grant of the option, nor will the Company be entitled to take any deduction. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The Company may be required to withhold taxes on the ordinary income realized by an optionee upon exercise of nonqualified stock options in order to be entitled to the tax deduction. An optionee’s basis for the shares of Common Stock for purposes of determining gain or loss on any subsequent disposition of the shares generally will be the fair market value of the Common Stock on the date of exercise of the nonqualified stock options.

      Restricted Stock. The receipt of restricted stock will not cause a recipient to realize taxable income until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the recipient makes an election under Section 83(b) of the Code to be taxed as of the date of such purchase. If no repurchase rights are retained or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid for the shares of Common Stock and the fair market value of such shares on the date of purchase. If no Section 83(b) election is made or if repurchase rights are retained, the recipient will realize taxable income on each date that the recipient’s ownership rights vest (when the Company no longer has the right to repurchase all or a portion of the shares). The recipient will recognize ordinary income, and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction on each date shares of Common Stock vest in an amount equal to the excess of the fair market value of such shares on that date over the purchase price paid for such shares. However, if the recipient is subject to Section 16(b) of the Exchange Act and if no Section 83(b) election was made at the time of purchase, the date that ordinary income is recognized for shares which vest within six months of purchase dates shall be deferred to six months from the date of purchase.

      The foregoing summary is not a complete description of the U.S. Federal income tax aspects of the 2003 Stock Option, Deferred Stock and Restricted Stock Plan. Moreover, the foregoing summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the 2003 Stock Option, Deferred Stock and Restricted Stock Plan, as the case may be, as well as foreign, state and local tax consequences.

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) administers the policies governing the Company’s executive compensation program. All issues pertaining to executive compensation are reviewed by the Compensation Committee, which was comprised of three independent directors until Steven J. Massarsky and David E. Tobin resigned as directors of the Company and members of the Compensation Committee on August 14, 2003 and October 30, 2003, respectively. The Board of Directors has undertaken a search to find two new directors, who will be able to serve on the Compensation Committee.

      The Compensation Committee believes that executive compensation should reward sustained earnings and long-term value created for stockholders and reflect the business strategies and long-range plans of the Company. The guiding principles affecting executive compensation are to: (1) attract and retain key high caliber executives; (2) provide levels of compensation competitive with those offered by the Company’s competitors and (3) motivate executives to enhance earnings and long-term stockholder value by linking stock performance on a total returns basis with long-term incentive compensation.

      The Company’s executive compensation philosophy is to set base salary at a conservative market rate and then to provide performance-based variable compensation which allows total compensation to fluctuate according to the Company’s earnings as well as the value received by its stockholders. Targeted levels of executive compensation are set at levels consistent with others in the Company’s industry, determined after comparison, with such compensation increasingly weighted towards programs contingent upon the Company’s level of annual and long-term performance.

      The compensation of each executive officer or key employee is comprised of up to three principal components: base salary, bonus and any stock options or awards granted pursuant to the 2000 Stock Incentive Plan. Base salary and bonus are determined by the individual’s employment agreement or executive management and are reviewed at least annually by the Compensation Committee. See “Executive Compensation” for a description of the allocation of base salary and bonus. No executive officers or key employees received an annual bonus based on certain objective performance criteria of the Company for the fiscal year ended June 30, 2003. The Compensation Committee believes that the total compensation package of the executive officers should be linked to certain objective performance criteria of the Company and to the total return of the Company’s stock, both on an absolute basis and relative to similar companies. The Company uses stock options to align the long-range interests of its executives with the interests of stockholders. The amount of stock options that may be granted to each such individual is determined by taking into consideration his position with the Company, overall individual performance, the Company’s performance and an estimate of the long-term value of the award considering current base salary and any cash bonus awarded.

      The Compensation Committee applies the foregoing principles and policies in examining the compensation of Raymond C. Musci, the Company’s Chief Executive Officer. The Compensation Committee believes that Mr. Musci, as Chief Executive Officer, significantly and directly influences the Company’s overall performance. Pursuant to his amended employment agreement with the Company, the Chief Executive Officer’s compensation for the five months period ended November 30, 2002 consisted of a base salary of $93,750, and in the seven months period ended June 30, 2003 consisted of a base salary of $65,625 and options to purchase 116,978 shares of the Company’s Common Stock at an exercise price of $0.561.

      Section 162(m) was added to the Code as part of the Omnibus Budget Reconciliation Act of 1993. Section 162(m) limits the deduction for compensation paid to the Chief Executive Officer and the other Named Executive Officers to the extent that compensation of a particular executive exceeds $1,000,000, unless such compensation was based upon performance goals determined by a compensation committee consisting solely of two or more outside directors, the material terms of which are approved by a majority vote of the stockholders prior to the payment of such remuneration, or paid pursuant to a binding contract that was in effect on February 17, 1993. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee’s overall compensation philosophy. The Compensation Committee intends to establish executive compensation programs that will maximize the Company’s tax deduction if the Compensation Committee determines that such actions are consistent with its philosophy and in the best interests of the Company and its stockholders. However, from time to time, the Compensation Committee may award compensation that is not fully deductible if the Compensation Committee determines that such award is consistent with its philosophy and in the best interest of the Company and its stockholders.

      The Compensation Committee will review the Company’s existing compensation program to determine the deductibility of the future compensation paid or awarded pursuant thereto and will seek guidance with respect to changes to the Company’s existing compensation program that will enable the Company to continue to attract and retain key individuals while optimizing the deductibility to the Company of amounts paid as compensation.

      The Compensation Committee believes that its overall executive compensation program will be successful in providing competitive compensation appropriate to attract and retain highly qualified executives and also to encourage increased performance from the executive group which will create added stockholder value.

Respectfully submitted,

Anthony G. Williams

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) acts under a written Audit Committee Charter adopted by the Board of Directors on June 6, 2001 and amended on August 15, 2002. Each of the members of the Audit Committee is independent, as defined by the Audit Committee Charter and listing standards of the Nasdaq Stock Market. The Audit Committee was comprised of three independent directors until David E. Tobin resigned as a director of the Company and member of the Audit Committee on October 30, 2003. Mr. Slezak is not seeking re-election as a director of the Company and is leaving the Audit Committee effective as of the date of the Annual Meeting of Stockholders. The Board of Directors has undertaken a search to find two new directors, who will be able to serve on the Audit Committee.

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for maintaining appropriate accounting and financial reporting principles, policies, internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards, and issuing a report thereon. Members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting and auditing. It is not the duty or responsibility of the Audit Committee or its members to conduct any type of auditing or accounting review or procedure, and each member of the Audit Committee relies on the integrity of those persons and organizations within and outside the Company from whom it receives information and the accuracy of the financial and other information provided to the Audit Committee.

      Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform non-audit services. The Audit Committee approved the engagement of Deloitte & Touche LLP to perform certain permitted tax-related and other non-audit services for the Company during the fiscal year ended June 30, 2003. The annual agenda for the Audit Committee includes a review of our financial statements, internal controls and audit matters. The Audit Committee meets once each quarter with management and the independent auditors to review the Company’s interim financial results, discuss the results of examinations by the independent auditors, and discuss any other topics or events that might have a significant impact on the Company’s financial condition or results of operation or are the subject of discussions between management and the independent auditors. The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by the Company’s employees, received through established procedures, of concerns regarding accounting or auditing matters.

      The Audit Committee has received from the auditors a formal written statement describing all relationships between the Company and the auditors that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

      The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended June 30, 2003 with management and the independent auditors and has discussed and reviewed with the independent auditors all matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the

Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

Respectfully submitted,

Robert T. Slezak
Anthony G. Williams

PRINCIPAL ACCOUNTING FIRM FEES AND RELATED INFORMATION

      Deloitte & Touche LLP has acted as the Company’s independent auditors for the fiscal year ended June 30, 2003. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have an opportunity to make a statement if the representative so desires. The representative will also be available to respond to appropriate questions from the stockholders.

      Aggregate fees for professional services rendered for the Company by Deloitte & Touche LLP for the fiscal years ended June 30, 2002 and 2003, were as follows:

	2002	2003

Audit Fees	$388,722	$277,105
Audit-Related Fees	—	—
Tax-Related Fees	71,545	68,416
All Other Fees	—	—

Total Fees	$460,267	$345,521

      Audit Fees for the fiscal years ended June 30, 2002 and 2003 represent the aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

      Audit-Related Fees for the fiscal years ended June 30, 2002 and 2003, respectively, represent the aggregate fees billed for assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under Audit Fees.

      Tax-Related Fees for the fiscal years ended June 30, 2002 and 2003, represent the aggregate fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning.

      All Other Fees for the fiscal years ended June 30, 2002 and 2003, represent the aggregate fees billed for products and services provided by Deloitte & Touche LLP, other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

      Representatives of the independent auditors normally attend each meeting of the Audit Committee. The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor for such services. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. The Audit Committee has considered the role of Deloitte & Touche LLP in providing services to the Company for the fiscal year ended June 30, 2003 and has concluded that such services are compatible with Deloitte & Touche LLP’s independence as the Company’s auditors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 6, 2003 by (i) each director and nominated director of the Company, (ii) each of the Named Executive Officers, (iii) each person known to the Company to be beneficial owner of more than 5% of the Common Stock and (iv) all directors and executive officers of the Company as a group.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or become exercisable within 60 days of October 6, 2003 are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each stockholder’s percentage of ownership in the following table is based upon 16,672,928 of Common Stock outstanding as of October 6, 2003. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name. Unless otherwise indicated, the address of each beneficial owner listed below is c/o: BAM! Entertainment, Inc., 333 West Santa Clara Street, Suite 716, San Jose, California 95113.

	Number of
	Shares	Percentage of
	Beneficially	Shares Beneficially
Name of Beneficial Owner(11)(12)(13)	Owned	Owned

Raymond C. Musci(1)	3,226,942	19.2%
Anthony R. Williams(2)	2,431,859	14.5
Bernard Stolar(3)	250,000	1.5
Mark Dyne(4)	153,243	*
Stephen M. Ambler(5)	68,422	*
Anthony G. Williams(6)	52,167	*
Yves Legris(7)	51,945	*
George M. Sundheim, III(7)	50,100	*
Robert E. Lloyd(8)	48,325	*
Robert T. Slezak(9)	22,875	*
PAR Investment Partners, L.P.(10)	1,489,810	8.9
One International Place, Suite 2401
Boston, MA 02110
All directors and executive officers as a group (9 persons)(1, 2, 4-9)	6,105,878	35.6%

*	Less than 1%.

(1)	Includes 116,978 options currently exercisable or exercisable within 60 days.

(2)	Includes 116,978 options currently exercisable or exercisable within 60 days. Also includes 2,205,362 shares of Common Stock held in an irrevocable trust administered by Breams Trustees Limited. Although Breams Trustees Limited has the power to dispose of trust property, Mr. Williams has the right to appoint new or additional trustees and to require any trustee to resign. Mr. Williams disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in these shares.

(3)	Represents options currently exercisable.

(4)	Includes 63,667 options currently exercisable or exercisable within 60 days. Excludes 206,211 shares of Common Stock held by Selected Ventures, LLC which is 25% owned by Mr. Dyne, and as to which he disclaims beneficial ownership.

(5)	Includes 63,210 options currently exercisable or exercisable within 60 days.

(6)	Includes 17,167 options currently exercisable or exercisable within 60 days.

(7)	Represents options currently exercisable or exercisable within 60 days.

(8)	Includes 2,500 options currently exercisable or exercisable within 60 days. Also includes 45,825 shares of Common Stock that Mr. Lloyd, a director of the Company, is deemed to beneficially own as a trustee of the Lloyd Living Trust. Kay Lloyd, Robert E.

Lloyd’s wife, is also a trustee of the Lloyd Living Trust and is also deemed to beneficially own all shares held by the Lloyd Living Trust.

(9)	Includes 19,875 options currently exercisable or exercisable within 60 days.

(10)	PAR Group, L.P. is a Delaware limited partnership and the sole general partner of PAR Investment Partners, L.P. PAR Capital Management, Inc. is a Delaware S corporation and the sole general partner of PAR Group, L.P. Messrs. Paul A. Reeder, III, Frederick S. Downs, Jr., Arthur G. Epker, III and Edward L. Shapiro are deemed to be controlling shareholders of PAR Capital Management, Inc. and exercise voting and/or dispositive power over PAR Investment Partners, L.P. David E. Tobin, who is a former director of the Company, is a Vice President of PAR Capital Management, Inc. and disclaims beneficial ownership of the shares held by this entity except to the extent of his pecuniary interest in the shares. Excludes 15,992 options granted to Mr. Tobin that are currently exercisable or exercisable within 60 days.

(11)	Vertical Ventures LLC holds (a) 789,584 shares of Common Stock, (b) warrants to purchase up to 710,625 shares of Common Stock and (c) additional investment rights to purchase up to 474,443 additional shares of Common Stock and warrants to purchase up to 426,999 additional shares of Common Stock. Further to the terms of the warrants, the additional investment rights and the warrants comprising a portion of the additional investment rights held by Vertical Ventures LLC, the warrants and the additional investment rights are not exercisable to the extent that (a) the number of shares of Common Stock held by Vertical Ventures LLC and (b) the number of shares of Common Stock issuable upon exercise of the warrants, the additional investment rights and the warrants comprising a portion of the additional investment rights would result in beneficial ownership by Vertical Ventures LLC of more than 4.99% of the outstanding shares of Common Stock (“Vertical’s Maximum Percentage”). By written notice to the Company, Vertical Ventures LLC may waive these provisions, or increase or decrease Vertical’s Maximum Percentage, but any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company (any such waiver of increase or decrease will apply only to Vertical Ventures LLC and not to any other holder of warrants, additional investment rights or warrants comprising a portion of the additional investment rights). Vertical Ventures LLC beneficially owns 834,205 shares of Common Stock, including 44,621 shares underlying warrants that are currently exercisable or exercisable within 60 days.

(12)	Crescent International LTD holds (a) 328,125 shares of Common Stock, (b) warrants to purchase up to 295,313 shares of Common Stock and (c) additional investment rights to purchase up to 197,163 additional shares of Common Stock and warrants to purchase up to 177,447 additional shares of Common Stock. Further to the terms of the warrants, the additional investment rights and the warrants comprising a portion of the additional investment rights held by Crescent International LTD, the warrants and the additional investment rights are not exercisable to the extent that (a) the number of shares of Common Stock held by Crescent International LTD and (b) the number of shares of Common Stock issuable upon exercise of the warrants, the additional investment rights and the warrants comprising a portion of the additional investment rights would result in beneficial ownership by Crescent International LTD of more than 4.99% of the outstanding shares of Common Stock (“Crescent’s Maximum Percentage”). By written notice to the Company, Crescent International LTD may waive these provisions, or increase or decrease Crescent’s Maximum Percentage, but any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company (any such waiver of increase or decrease will apply only to Crescent International LTD and not to any other holder of warrants, additional investment rights or warrants comprising a portion of the additional investment rights). Crescent International LTD beneficially owns 858,441 shares of Common Stock, including 530,316 shares underlying warrants that are currently exercisable or exercisable within 60 days.

(13)	OTAPE Investments LLC holds (a) 296,662 shares of Common Stock, (b) warrants to purchase up to 266,995 shares of Common Stock and (c) additional investment rights to purchase up to 178,259 additional shares of Common Stock and warrants to purchase up to 160,433 additional shares of Common Stock. Further to the terms of the warrants, the additional investment rights and the warrants comprising a portion of the additional investment rights held by OTAPE Investments LLC, the warrants and the additional investment rights are not exercisable to the extent that (a) the number of shares of Common Stock held by OTAPE Investments LLC and (b) the number of shares of Common Stock issuable upon exercise of the warrants, the additional investment rights and the warrants comprising a portion of the additional investment rights would result in beneficial ownership by OTAPE Investments LLC of more than 4.99% of the outstanding shares of Common Stock (“OTAPE’s Maximum Percentage”). By written notice to the Company, OTAPE Investments LLC may waive these provisions, or increase or decrease OTAPE’s Maximum Percentage, but any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company (any such waiver of increase or decrease will apply only to OTAPE Investments LLC and not to any other holder of warrants, additional investment rights or warrants comprising a portion of the additional investment rights). OTAPE Investments LLC beneficially owns 860,094 shares of Common Stock, including 563,432 shares underlying warrants that are currently exercisable or exercisable within 60 days.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

      The following graph demonstrates from November 15, 2001 to June 30, 2002, a comparison of cumulative total returns for the Company’s Common Stock, the Nasdaq Stock Market (U.S.) Index and a Peer Group Index. The graph assumes an investment of $100 on November 15, 2001 in the Company’s Common Stock and on October 31, 2001 in the stocks comprising the Nasdaq Stock Market (U.S.) Index and the stocks comprising the Peer Group Index. Each of the indices assumes that all dividends were reinvested.

      The Peer Group Index consists of Acclaim Entertainment, Inc., Activision, Inc., Eidos PLC, Electronic Arts Inc., Interplay Entertainment Corp., Midway Games Inc., Take-Two Interactive Software, Inc. and THQ, Inc., each of which is in the same major line of business in which the Company competes. The Peer Group Index does not encompass all of the Company’s competitors.

      The stock performance of the Company’s Common Stock shown on the graph below is not necessarily indicative of future performance. The Company will not make nor endorse any predictions as to its future stock performance.

COMPARISON OF 19 MONTH CUMULATIVE TOTAL RETURN*

AMONG BAM! ENTERTAINMENT, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

Company/Index	11/15/01	12/31/01	3/31/02	6/30/02	9/30/02	12/31/02	3/31/03	6/30/03

BAM! ENTERTAINMENT, INC.	$100.00	$103.88	$58.75	$36.75	$12.50	$4.00	$1.75	$5.83
NASDAQ STOCK MARKET (U.S.)	100.00	102.40	97.02	77.34	62.05	70.79	71.22	85.87
PEER GROUP INDEX	100.00	104.95	106.97	108.97	103.11	76.18	84.75	107.74

      The information contained above under the captions “Stockholder Return Performance Presentation,” “Report of the Audit Committee,” and “Report of the Compensation Committee” shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Pursuant to a license agreement with Franchise Films, the Company is obligated to issue 68,738 shares of its Common Stock after the release of any film for which the Company elects to produce interactive entertainment software products. This agreement covers up to 10 films, or 687,375 shares of the Company’s Common Stock. To date, the Company has elected to produce titles for three films and has issued 137,475 shares of its Common Stock under this agreement to Franchise Films. In May 2001, Franchise Films and its president assigned 68,738 shares of the Company’s Common Stock, 21,937 shares of its Series A Preferred Stock (which subsequently were converted into 103,104 shares of its Common Stock) and the right to be issued up to 618,637 shares of its Common Stock to Selected Ventures, LLC, a Delaware limited liability company. In August 2002, the assignment of such right to Selected Ventures, LLC was revoked. Mark Dyne, who is a member of the Company’s Board of Directors, owns 25% of Selected Ventures, LLC.

      In August 2003, the Company entered into a promissory note with Anthony R. Williams pursuant to which Mr. Williams loaned the Company $250,000. The note, which bears interest at 6% per annum is due on or prior to October 31, 2003.

      Since January 2002, George M. Sundheim, III, who is the Company’s Secretary and was a member of the Company’s Board of Directors until November 13, 2002, has served as of counsel at the law firm of Doty, Sundheim & Gilmore, a professional corporation, which provides legal services to the Company, and from April 1986 to December 2001, he was a partner of the same law firm. The Company incurred legal fees payable to Doty, Sundheim & Gilmore of $56,000 for the year ended June 30, 2003, $290,000 for the year ended June 30, 2002, $195,000 for the year ended June 30, 2001 and $9,000 for the period from our inception through June 30, 2000.

      The Company has entered into employment agreements with certain executive officers and certain non-executive employee directors. See “Executive Compensation — Employments Agreements” and “Compensation of Directors — Employee Directors,” respectively.

      The Company believes that all of the foregoing transactions were on terms no less favorable than those that could have been received from unrelated third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Act of 1934, as amended requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Securities of the Company. Officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission’s regulations to furnish the Company with copies of all filed Section 16(a) forms.

      Based solely on the Company’s review of the copies of such reports furnished to the Company, management believes that all officers, directors and greater than 10% stockholders complied with the filing requirements of Section 16(a) for the fiscal year ended June 30, 2003.

STOCKHOLDERS’ PROPOSALS

      Stockholders’ proposals intended to be presented at the Company’s next Annual Meeting of Stockholders to be held in 2004 must be received at the Company’s principal executive offices no later than July 29, 2004, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in the Company’s proxy materials. Stockholders who wish to submit a proposal for consideration at the Company’s 2004 Annual Meeting of Stockholders, but who do not wish to submit a proposal for inclusion in the Company’s Proxy Statement, must deliver a copy of their proposal no later than October 12, 2004. In either case, proposals should be delivered to BAM! Entertainment, Inc., 333 West Santa Clara Street, Suite 716, San Jose, California 95113, Attention: Stephen Ambler, Chief Financial Officer. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

OTHER BUSINESS

      The Board of Directors does not know of any other matter to be acted upon at the meeting. However, if any other matter shall properly come before the meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

By order of the Board of Directors

GEORGE M. SUNDHEIM, III
Secretary

Dated: November 26, 2003

San Jose, California

APPENDIX A

BAM! ENTERTAINMENT, INC.

2003 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

Section 1.	General Purpose of Plan; Definitions.

      (a) This plan is intended to implement and govern the 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the “Plan”) of BAM! Entertainment, Inc., a Delaware corporation (the “Company”). The Plan was adopted by the Board of Directors of the Company as of October 23, 2003 and by the stockholders of the Company as of                     , 2003. The purpose of the Plan is to enable the Company to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in stockholder value, and will therefore, inure to the benefit of all stockholders of the Company.

      (b) For purposes of the Plan, the following terms shall be defined as set forth below:

(1) “Administrator” means the Board, or if the Board does not administer the Plan, the Committee, in accordance with Section 2.

(2) “Award” means any award of Deferred Stock, Restricted Stock or Stock Option.

(3) “Board” means the Board of Directors of the Company.

(4) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(5) “Commission” means the Securities and Exchange Commission.

(6) “Committee” means the Compensation Committee of the Board, or any other Committee the Board may appoint to administer the Plan. If at any time the Board shall administer the Plan, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(7) “Company” means BAM! Entertainment, Inc., a corporation organized under the laws of Delaware (or any successor corporation) and any parent corporation within the meaning of Section 425(e) of the Code, any subsidiary corporation with the meaning of Section 425(f) of the Code or any majority-owned subsidiary of a parent corporation.

(8) “Deferred Stock” means an award made pursuant to Section 6 below of the right to receive Stock at the end of a specified deferral period.

(9) “Disability” means, except as otherwise provided by the Administrator and except in connection with exercise of an Incentive Stock Option whereby disability shall have the meaning set forth in Section 22(e)(3) of the Code, permanent and total disability as determined under the Company’s disability program or policy, or if such disability program or policy does not exist, then any disability that renders Participant unable to serve the Company in the capacity for which such Participant served immediately prior to such disability.

(10) “Effective Date” shall mean the date provided pursuant to Section 15.

(11) “Eligible Person” means an employee, director, consultant or advisor of the Company eligible to participate in the Plan pursuant to Section 4.

(12) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(13) “Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sales price of the Stock on such date, or (B) the average of the closing sales price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

(14) “Incentive Stock Option” means any Stock option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(15) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

(16) “Participant” means any Eligible Person selected by the Administrator pursuant to the Administrator’s authority in Section 2 below to receive Awards.

(17) “Restricted Period” means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 6.

(18) “Restricted Stock” means an award of shares of Stock granted pursuant to Section 6 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives.

(19) “Securities Act” means the Securities Act of 1933, as amended.

(20) “Stock” means the common stock, $.001 par value, of the Company.

(21) “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 5.

Section 2.	Administration.

      (a) The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Stock is registered under Section 12 of the Securities Act and if the Committee does not consist solely of “Non-Employee Directors,” as defined in Rule 16b-3 as promulgated by the Commission under the Exchange Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

      (b) The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan: (i) Stock Options, (ii) Deferred Stock, (iii) Restricted Stock, or (iv) any combination of the foregoing.

      In particular, the Administrator shall have the authority:

(1) to select those employees of the Company who are Eligible Persons;

(2) to determine whether and to what extent Stock Options, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Persons of the Company;

(3) to determine the number of shares of Stock to be covered by each such Award;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (i) the restricted period applicable to Deferred Stock or Restricted Stock awards, (ii) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (iii) when and in what increments shares covered by Stock Options may be purchased, subject to applicable rules and regulations and restrictions set forth herein; and

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Deferred Stock, Restricted Stock or any combination of the foregoing.

      (c) The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

      (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

Section 3.     Stock Subject to Plan.

      (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,500,000 shares. Such shares shall consist of authorized but unissued shares.

      (b) To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan. If the exercise price of any Stock Option award, or the withholding obligation arising from a Stock Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery of by attestation), only the number of shares of Stock issued, not of the shares of Stock tendered, shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

      (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Awards granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

Section 4.     Eligibility.

      Officers, employees and directors of, and consultants and advisors providing services to, the Company shall be eligible to be granted Non-Qualified Stock Options, Deferred Stock or Restricted Stock awards hereunder. Officers and other key employees of the Company shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Persons recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award.

Section 5.     Stock Options for Eligible Persons.

      (a) Stock Options may be granted to Eligible Persons alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder. The prospective recipient of a Stock Option shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a “Stock Option Agreement” and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

      The Stock Options granted under the Plan to Eligible Persons may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

      (b) The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

      (c) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall, in its sole discretion, deem desirable:

(i) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Administrator, in its sole discretion, at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock, if any. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value, but in no event less than 85% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and a Stock Option is granted to such employee, the option price of such Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Stock Option is granted.

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

(iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. With respect to Stock Options issued to non-officer employees of the Company, such Stock Options shall vest at least 20% per year over the five-year period commencing from the date of grant. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

(iv) Method of Exercise. Subject to Subsection 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its cash equivalent, as determined by the Administrator. The Administrator may, in its sole discretion, accept payment in whole or in part on behalf of the Company (i) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock), (ii) by cancellation of any indebtedness owed by the Company to the optionee, (iii) by a full recourse promissory note executed by the optionee, (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Stock Option (based on the Fair Market Value of the Stock), (v) by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (vi) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

      (d) The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this paragraph and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder’s termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven (7) years. Unless the Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

      (e) No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

      (f) If an optionee’s employment with the Company terminates by reason of death or Disability, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the optionee, by the legal representative of the estate of the optionee, or by the legatee of the optionee under the will of the optionee, for a period of at least six (6) months from the date of such death or Disability. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

      (g) Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee’s employment with the Company terminates for any reason other than death or Disability (except for termination for cause as defined by applicable law), the optionee must exercise his or her Stock Options, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), within thirty (30) days from the date of such termination. If the optionee does not exercise his or her Stock Options within this thirty (30) day period, the Stock Options automatically terminate, and such Stock Options become null and void.

      (h) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other plans of the Company become exercisable for the first time by the optionee during any calendar year exceeds $100,000, then such Stock Options shall be treated as Non-Qualified Stock Options to the extent such exceeds $100,000.

Section 6.     Deferred Stock and Restricted Stock.

      (a) Deferred Stock and Restricted Stock awards may be issued to Eligible Persons either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Persons, and the time or times at which grants of Deferred Stock or Restricted Stock awards shall be made; the number of shares to be awarded; the price to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 6(c) hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The purchase price of any Deferred Stock or Restricted Stock award must be at least 85% of the Fair Market Value of the Stock at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of Stock of the Company, than the purchase price of the Deferred Stock or Restricted Stock award must be 100% of the Fair Market Value of the Stock either at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. The Administrator may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

      (b) The prospective recipient of a Deferred Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a “Deferred Stock Award Agreement” or “Restricted Stock Award Agreement” as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

      Except as provided below in this paragraph (b) of Section 6, (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the BAM! Entertainment, Inc. 2003 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and BAM! Entertainment, Inc. Copies of such Plan and Agreement are on file in the offices of BAM! Entertainment, Inc.”

      The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

      With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

      (c) The Deferred Stock or Restricted Stock awards granted pursuant to this Section 6 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan other than by will or the laws of descent and distribution. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination, death or Disability or the occurrence of a “Change of Control” as defined in Section 9 below; provided, however, that the restriction on transferability referenced as above may not be waived.

(ii) Except as provided in paragraph (c)(i) of this Section 6, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

(iii) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 6, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 6% per year.

Section 7.	Amendment and Termination.

      (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant’s consent, or that without the approval of the stockholders (as described below) would:

(i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

(ii) change the employees or class of employees eligible to participate in the Plan;

(iii) extend the maximum option period under Section 5 of the Plan.

      (b) Notwithstanding the foregoing, stockholder approval under this Section 7 shall only be required at such time and under such circumstances as stockholder approval would be required under applicable federal and state laws, regulations and exchange or listing requirements.

      (c) The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

Section 8.	Unfunded Status of Plan.

      The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 9.	Change of Control.

      The following acceleration and valuation provisions shall apply in the event of a “Change of Control”, as defined in paragraph (b) of this Section 9:

      (a) In the event of a “Change of Control,” (but prior to such Change of Control, as applicable) the Board may, without limitation and in its sole and absolute discretion, do any, or any combination, of the following:

(i) declare that the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse in full or in part, and that such shares and Awards shall be deemed fully or partially vested;

(ii) declare that some or all indebtedness incurred pursuant to paragraph (e) of Section 5 above shall be forgiven and the collateral pledged in connection with any such loan shall be released in full or in part;

(iii) declare that the value of all or some of the outstanding Awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the “Change of Control Price” (as defined in paragraph (c) of this Section 9) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control; or

(iv) permit the successor corporation (in the event of a Change of Control pursuant to subparagraph (b)(ii) of this Section 9), pursuant to a written agreement signed by the parties, to substitute equivalent Awards or provide substantially similar consideration to Participants as was or will be provided to stockholders after making any appropriate adjustment as such parties deem necessary or appropriate for restrictions attaching to such Awards, including, but not limited to, vesting and exercise price.

      A Participant’s individual Award may, but is not required to, provide what occurs upon a Change of Control. To the extent a Participant’s individual Award determines what occurs upon a Change of Control, the terms of such Award shall be dispositive in the event of a Change of Control.

      (b) For purposes of paragraph (a) of this Section 9, a “Change of Control” shall be deemed to have occurred if:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

      (c) For purposes of this Section 9, “Change of Control Price” means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

Section 10.	General Provisions.

      (a) The Administrator may require each person granted Awards to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

      All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange or national market system upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

      (d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      (e) This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee or other person, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, to interfere with the right of the Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Awards authorized hereunder prior to the grant of such Awards to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

      (f) The Company shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding Stock Option or Award under the Plan, unless such individual is a key employee whose duties with the Company (or any parent or subsidiary of the Company) assures such individual access to equivalent information.

Section 11.	Specific Performance.

      The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Stock Option, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

Section 12.	Invalid Provision.

      In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

Section 13.	Applicable Law.

      This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 14.	Successors and Assigns.

      This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees’ heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

Section 15.	Effective Date of Plan.

      The Plan became effective (the “Effective Date”) on October 23, 2003.

Section 16.	Term of Plan.

      No Stock Option, Deferred Stock or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

      IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officer.

BAM! ENTERTAINMENT, INC.,
a Delaware corporation

By:	/s/ STEPHEN AMBLER

Name: Stephen Ambler
Title: Chief Financial Officer

ANNUAL MEETING OF STOCKHOLDERS OF

BAM! ENTERTAINMENT, INC.

December 19, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â   Please detach along perforated line and mail in the envelope provided.   â

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

The Board of Directors unanimously recommends that you vote FOR the nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

☐	FOR NOMINEE	NOMINEE: Anthony G. Williams

☐	WITHHOLD AUTHORITY FOR NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

		FOR	AGAINST	ABSTAIN
2.	Approve 2003 Stock Option, Deferred Stock and Restricted Stock Plan, which provides for 1,500,000 shares of Common Stock to be authorized and reserved for issuance under the Plan.	☐	☐	☐

3.	Approve a transaction or series of transactions that may result in the issuance of more than 20% of the outstanding Shares of the Company’s Common Stock.	☐	☐	☐

4.	Ratify the appointment of Deloitte & Touche LLP as independent accountants for the year ending June 30, 2004.	☐	☐	☐

5.	Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS HEREON, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BAM! ENTERTAINMENT, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of BAM! Entertainment, Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated November 26, 2003, and hereby appoints Stephen M. Ambler and George M. Sundheim, III and each of them, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of BAM! Entertainment, Inc. to be held at the Hotel de Anza located at 233 West Santa Clara Street, San Jose, CA 95113 on Friday, December 19, 2003, at 10:00 a.m. Pacific time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1, FOR APPROVAL OF PROPOSALS 2, 3 AND 4 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)